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                                                                    Exhibit 10.9


                                 LEASE AGREEMENT

PARTIES THIS LEASE AGREEMENT, made this 5th day of August, 1986, between BONNIE HEIGHTS REALTY CORP. having an office at 1 Edgewater Plaza, Staten Island, hereinafter referred to as "Landlord", and AMBOY BUS CO. a New York corporation having an address at 52 Bay View Avenue, Staten Island, New York, hereinafter referred to as "Tenant".

                                   WITNESSETH:

                1. Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, hereby lets and Tenant hereby leases the parcel or parcels of land with appurtenances, and improvements thereon thereunto belonging,
DESCRIPTION     hereinafter collectively referred to as the "premises", located at l752 Shore Parkway Brooklyn, New York and more particularly the office building, garage and appurtenances and vacant land as per the survey attached hereto marked Exhibit A excepting there from so much of the demised premises as are presently occupied by Midwood Carting Co. in the rear of the property used as a tranfer station until such time as Midwood Carting Co. ceases to be a tenant.

                Landlord represents that Midwood is a month to month tenant; that Midwood is obligated to remove debris from portions of the premises pursuant to a certain order or orders of the Department of Environmental Conservation; landlord will not enter a lease with Midwood and shall deliver occupancy to such portions of the premises to Tenant within 90 days after such orders are satisfied or vacated.

AUTHORIZED      Primarily for use as a storage, parking, maintenance, and
RENT            service establishment of omnibuses including dispatch and
                general offices and all other purposes incidental to such
                service and for any other lawful purpose not injurious to the
TERM            reversion for a term of five (5) years, beginning on the 20th day of August, 1986 and ending on the 19th day of August, 1991,
RENT            at a base rental of $3.50 per square foot for the garage and office consisting of ______ square feet; $1.25 per square foot for the first 80,000 square feet of vacant land and $.90 per square foot for the balance
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                of the square footage of vacant land comprising the above
                described premises but at no time during the initial term of this lease shall the total rental exceed $310,000 which rent shall be payable in equal monthly installments of $25,833 payable in advance on the first business day of each month during the term. It is understood that the rent on vacant land does not include that portion on which the garage and office are situated. Tenant will commence to pay rent on that portion of the premises occupied by Midwood Carting Co. or a portion thereof, on the first day of the month after Midwood vacates such premises or a portion thereof, but in no event less than two (2) weeks after such vacating. Landlord shall use its best efforts to require Midwood to clear and vacate 50,000 square feet of land within a period of 18 months including commencing litigation to compel same.

ADDITIONAL      Tenant agrees during the initial term of this lease to pay, as
RENT            additional rent, all real estate taxes assessed against the demised premises in excess of the amount of real estate taxes assessed in the "base year." The base year for the purpose of this lease shall be the 1986-87 tax year. The Landlord shall be responsible for paying the real estate tax on the demised premises and will, upon receipt of the tax bill, notify the Tenant in writing of the amount of excess that the Tenant shall be required to pay as additional rent. The tenant shall remit to the Landlord, within thirty (30) days of the receipt of such tax bill, the additional amount of real estate tax on its part to be paid.

RIGHT TO LET    2. Landlord covenants and warrants that it has the right to let
AND CONDITION   the premises for the aforesaid use and term on the terms and
OF PREMISES     conditions herein contained.

POSSESSION      3. Landlord covenants and agrees that the premises will be delivered to the Tenant at the commencement of the term, free from all tenancies and occupancies except as set forth in
                Schedule B annexed hereto. The Landlord Agrees to assign to the tenant all of its rights to remove and dispossess any tenant now in possession on expiration of its lease or if the tenant is an holdover tenant or a month to month tenancy or hold possession of the premises under any other legal right and will agree to execute any and all legal documents necessary to give effect to this
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                paragraph. It is specifically understood that the removal of the tenants and/or occupants by the Tenant herein shall be at Tenant's cost and expense unless otherwise agreed to by the Landlord.

COVENANT TO 4. Tenant shall make all repairs necessary to keep the premises REPAIR AND and the buildings and appurtenances situated thereon in as good
TAKE CARE OF    order and condition as when delivered to it, Tenant represents
PREMISES        that it has inspected the office building and garage prior to occupancy and is satisfied with the conditions of the structure and the exterior of the building including the roof and agrees to accept same as is.

COVENANT TO     5. Tenant shall pay the specified rent subject to Paragraph One
PAY RENT        (1) and upon expiration of the term remove all personal property not attached to the premises and such personal property that may be attached that can be readily removed provided the Tenant restores the premises to good condition and peacefully yield up the premises to the Landlord.

ASSIGNMENT      6. Tenant shall not assign this Lease. The Tenant shall not sublet the premises without the written consent of the Landlord, which consent shall not be unreasonably withheld. Should the Tenant sublet the whole of the demised premises, then this lease shall terminate and the Landlord shall have the right to enter into a lease with the proposed subleasee upon such terms and conditions as the Landlord may specify. Any such sublease shall bind the sublessor to perform all of the obligations of the Tenant the same as required by the primary lease. In the event the sublessee should default in the performance of any obligation on its part required to be performed which under the primary lease is the obligation of the Tenant, then such default, unless cured by the Tenant within fifteen (15) days, after the Landlord notifies the Tenant of such default such default will be considered a default under this lease. Tenant will supply Landlord with a fully executed copy of the sub-lease.

MAJOR CHANGES   7. Tenant shall have the right, with the written consent of the
IN  PREMISES    Landlord, which consent shall not be unreasonably withheld, at its sole cost and expense, to make additions and related modifications to the existing building(s) and to the premises at any time after the commencement of and during the term of this

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                Lease, subject only to the restriction that such improvements shall be constructed in accordance with all applicable laws, statutes, ordinances, rulings and codes and Tenant shall not permit any mechanic's liens to remain on the premises for a period in excess of thirty (30) days from date of filing thereof. Tenant in such event shall furnish all appropriate insurance and insure Landlord against loss or damages and will hold harmless and indemnify Landlord against any liability on account thereof. Upon termination of this Lease, title to all such improvements shall vest in Landlord.

LANDLORD'S      8. Landlord warrants and represents that the premises may be
REPRESENTATION  used for the purposes herein set forth in Pargraph One (1) of
OF LAWFUL USE   this lease. If any judicial decree, law, ordinance, ruling, order or regulation of the United States, State, municipal or other governmental unit or agency which now exists or is hereafter enacted or created which prohibits, restricts or alters the proposed use of the premises by Tenant or its subtenant for any one or more of the foregoing purposes, or creates or levies any fine or penalty, Tenant may, at its option, terminate this Lease and all of its liability hereunder shall cease from and after the date of such law, ordinance, ruling, regulation, prohibition or penalty becomes effective and prepaid rental or other sums prepaid by Tenant shall be apportioned and paid to Tenant.

FIRE AND        9. (a) If the premises shall be so damaged by fire, casualty or
OTHER CASUALTY  other cause of happening so as to render the premises unfit for
                Tenant's proposed use, then this Lease shall terminate at the option of Tenant and, if terminated, Tenant's obligation to pay rent shall cease and any unearned rent paid in advance shall be refunded to Tenant.

                    (b) If the demised premises shall be partially destroyed by fire, casualty, or other cause or happening, but not to such an extent as to render the premises unfit for Tenant's proposed use, then the premises shall be with reasonable dispatch restored by Landlord and a portion of the rent specified shall abate until the premises shall have been restored. If the parties are unable to agree on the amount of such abatement of rent, then such dispute shall be settled by arbitration in accordance with the rules of the American Arbitration Association, with each

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                party paying one-half (1/2) of the cost thereof. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond the Landlord's control.

                    (c) Notwithstanding the provisions set forth in
                subparagraphs (a) and (b) above, in the event of any such loss, Tenant shall not be obligated to replace or rebuild such improvements as it may have placed on the premises during the term hereof. In the event that the Tenant elects not to reconstruct or replace such improvements, applicable insurance proceeds shall belong to Tenant and Tenant shall promptly remove all debris, walls, footings and any vestige of such improvements, fill any excavations with clean fill sand and level the area upon which such improvements were located to prevailing grade levels.

CONDEMNATION    10. (a) If all of the premises shall be condemned or taken by
AND UNSAFE      lawful authority or if such portion of the premises be so
CONDITION       condemned or taken making it unreasonable or imprudent to use the remaining portion for its intended use, this Lease shall terminate at Tenant's option as of the date when possession is required to be given in such condemnation or taking. The rent shall be prorated to such date and all further rights and liabilities of the parties under this Lease shall terminate.

                    (b) If a portion of the demised premises shall be condemned or taken and such taking does not make it unreasonable or imprudent to use the remaining portion for the purposes for which the premises were leased, this Lease shall continue as to the part not so taken, and Landlord shall, forthwith at its expense, restore and reconstruct the original buildings and improvements situated on the premises to substantially the same extent, quality, condition and functional character, as existed prior to such condemnation or taking, to the extent possible on the real property thus remaining excluding any improvements added by Tenant. The rent specified in Paragraph One (1) shall be reduced as of the date of condemnation or taking to an amount determined by multiplying said rent by a fraction the numerator of which is the value of the premises immediately after such condemnation or taking and denominator of which is the value immediately before such condemnation or

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                taking. Said rent, as reduced, shall be increased as of the date restoration is completed to an amount which bears the same proportion to said rent, as reduced, as the value of the premises immediately after completion of restoration bears to the value immediately after such condemnation or taking. Changes in value occurring during the period of restoration not related to such restoration shall be disregarded in computing said increase. Said rent, as increased, shall not exceed the rent set out in Paragraph One (1). Improvements added by Tenant that are condemned or taken shall be restored by Tenant at its option.

                    (c) If any lawful authority shall declare the premises
                unsafe and/or order demolition or removal of any structure covered by this Lease so as to render the premises unfit for Tenant's proposed used, then this Lease at Tenant's option shall terminate and the Landlord shall not be required to reconstruct any structure demolished or removed. If such declaration or order does not render 50% or more of the premises unfit for Tenant's proposed use, then Landlord shall promptly comply with such declaration or order and commence reconstruction of any premises demolished or removed but only as to Landlord's improvements and not as to any improvements or additions made by Tenant and a portion of the rent specified shall abate until such compliance and reconstruction is complete. The rent to be paid during the abatement period shall be reduced to an amount which bears the same proportion to the rent specified as the square footage of the portion of the premises demolished or removed bears to the square footage of the entire demised premises of the building thereon.

                If the parties are unable to agree on the amount of their shares of awards or the amount of adjustments of rent provided for in this Paragraph Eleven (11), then such dispute shall be settled by arbitration in accordance with the rules of the American Arbitration Association, with each party paying one-half (1/2) of the cost thereof. Improvements added by Tenant shall be disregarded in computing such adjustments of rent.

RIGHT OF ENTRY  11.  Landlord may, during the term of this Lease, at reasonable
OF LANDLORD     times and during usual business hours, enter the premises to view them, and except, in the event of renewal or extension, may, at any time within two (2) months next preceding the
                expiration of
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                the specified term, during normal business hours, show the premises to others for the purpose of rental
"FOR SALE"      or sale and may affix to any suitable parts of the
AND "TO LET"    premises a notice for lease or sale thereof, provided
SIGNS           such sign or notice shall not interfere with the usual and ordinary conduct to Tenant's business operations.

ALTERATIONS     12. If any alterations or improvements, except painting or wall
OR IMPROVE-     papering, are made at Tenant's expense or if Tenant shall
MENTS BY        install or acquire ownership of previously installed shelving,
TENANT, TRADE   lighting fixtures, removable partitions, trade fixtures,
FIXTURES, INC.  machinery and equipment or advertising signs, they shall remain
                Tenant's property and may be removed prior to termination of Tenant's occupancy; provided, however, that Tenant shall repair any damage occasioned by removal thereof and shall, at Landlord's option, restore or replace any structural parts or improvements which may previously have been removed by Tenant.

LANDLORD'S      13. If Tenant shall fail to observe or perform any of its
REMEDIES IN     obligations under this Lease and shall fail to cure its default
EVENT OF        within thirty (30) days after notice from Landlord to do so or
DEFAULT,        if Tenant shall be adjudicated bankrupt or become insolvent or
BANKRUPTCY,     shall make an assignment for the benefit of creditors, then in
OR INSOLVENCY   any of said events,  Landlord  may lawfully  enter into and upon
OF TENANT       the premises or any part thereof and repossess the same and expel the Tenant and persons claiming under and through it, and remove any effects, forcibly if necessary, without being guilty of trespass and without prejudice to any remedies which may be available for arrears or rent or for Tenant's breach of covenent. Upon entry as aforesaid, this Lease shall terminate and wholly expire, and Tenant covenants that in the event of such termination it will indemnify Landlord against all loss of rent, which Landlord may incur by reason of such termination during the residue of the specified term.

INDEMNIFICA-    14. Tenant agrees to indemnify Landlord against any actions or
TION OF CLAIMS  claims which may be asserted or brought by third parties
AGAINST LAND-   against Landlord and which are based upon Tenant's negligent
LORD            acts or omissions in connection with its use and occupancy of the premises.
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OPTION TO       15. The Tenant is hereby granted an option to renew the lease
RENEW           after the initial term thereof for an additional period or five
                (5) years upon the same terms and conditions except that the rent reserved as base rent as herein set forth in Paragraph One
                (1) shall be increased by the percentage increase of the Consumer Price Index from the inseption of the lease to the time of the renewal or by an additional 15% of the annual rent so reserved, whichever is less. The Tenant agrees to pay during such renewal term of five (5) years as additional rent, real estate taxes assessed against the demised premises in excess of the real estate taxes in the base year which for the purposes of this lease shall be the year 1986/1987. The Landlord shall be responsible for paying all of the real estate taxes on the demised premises and will promptly, upon receipt of the tax bill, notify the Tenant in writing, of the amount of excess that the Tenant shall be required to pay as additional rent. The
                Tenant shall remit to the Landlord, within thirty (30) days of the receipt of such tax bill, the additional amount of real estate taxes on its part required to be paid.

                The Tenant is hereby granted an option to renew for a second additional period of five years. Upon the same terms and conditions except that the rent reserved as base rent as herein set forth in Paragraph 1 shall be increased by percentage increase of the Consumer Price Index from the inception of the lease to the time of renewal. The Tenant agrees to pay during such renewal term of five years as additional rent, real estate taxes assessed against the demised premises in excess of real estate taxes in the base year which for the purpose of this lease shall be the year 1986/1987. The procedure for paying such taxes shall be the same as previously set forth in this paragraph.

                Tenant shall be responsible for the payment of all utilities, to wit: gas, electric, water, fuel, on the demised premises and shall maintain the buildings thereon at its own cost and expense.

                The Consumer Price Index referred to in this Paragraph 15, shall be the Consumer Price Index for the New York Metropolitan area.
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                Any option to renew must be exercised in writing 60 days prior the expiration date of this lease or any additional term thereof by notice to the Landlord at 1 Edgewater Plaza, Staten Island, New York.

SUBORDINATION   16. This Lease and all rights of Tenant hereunder are and shall
OF MORTGAGE     be subject and subordinate to the lien of any mortgage or
                mortgages constituting a first lien on the premises, or any part thereof, at the date hereof, and to any mortgage or mortgages, consolidated or otherwise, constituting a first lien on the premises, hereafter placed on the premises, or any part thereof, and made to and accepted by a savings bank, bank, trust or insurance company, or other reputable institution, private or public, authorized to make mortgage loans in the State of New
                York, and to any and all renewals, modifications, consolidations or extensions of any such mortgage or mortgages. Tenant shall, upon demand, at any time or times, execute, acknowledge and deliver to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Tenant hereunder to the lien of any such mortgage or mortgages.
                The subordination of this Lease to any such existing or new mortgage is expressly conditioned upon the existing or new mortgagee, simultaneously with the making of this Lease or of such new mortgage, entering into an agreement, in recordable form, but its terms binding upon the mortgagee, its successors and assigns whereby the mortgagee agrees that in the event that it should become necessary to foreclose said mortgage, it will cause the sale of said premises to be made subject to this Lease, provided that the Tenant is not in default under any of the terms, conditions or covenants of this Lease at the time of such foreclosure and, in the event of condemnation or damage by fire, casualty or other causes as covered by fire and extended coverage insurance, the condemnation award or proceeds of such insurance shall be used for reconstruction or otherwise disbursed as provided herein.

TENANT'S        17. At any time during the term of this Lease, including any
RIGHT OF        renewal or extension hereof, Tenant may, at its option,
TERMINATION     terminate this Lease. In the event that Tenant so elects to terminate, it shall notify Landlord or such termination by Registered or Certified United States Mail, Return Receipt
                Requested, and this Lease shall cease and terminate ninety (90) days

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                following the postdate of such notice of termination.

                Not more than fifteen (15) days prior to the Lease termination date, as provided hereinabove, and as consideration for such cancellation, Tenant shall pay to Landlord the present value of the remainder of the base rent due for the balance of the lease term then in effect, including taxes, insurance, special assessment or any other additional sums payable hereunder and excluding any increase in basic rental which may be effective subsequent to the termination date. Upon delivery of such funds, Landlord shall execute a termination agreement releasing and absolving Tenant from any and all obligations, past or future, under and pursuant to this Lease. Any prepaid or unpaid rent, taxes, insurance, special assessments or similar items shall be prorated as of the termination date with payment to Landlord or Tenant, as the case may be.

NOTICES 18. All notices to be given hereunder by either party shall be in writing and given by personal delivery, certified or registered mail to Landlord or to an officer of the Tenant, and the date of any notice by certified or registered mail shall be deemed to be the date of registration thereof.

MEMORANDUM      19. For the purposes of recording some of the basic terms and
OF LEASE        conditions of this Lease, Landlord and Tenant agree to execute, as soon as the commencement date of the original term has been determined, a short form of lease. It is understood that such short form of Lease is for purposes of recordation only and is not intended and shall not in any way modify, amend, supersede or otherwise affect this Lease. Tenant agrees not to record this lease or memorandum of lease for a period of three (3) years after execution of this lease.

SURRENDER       20. Tenant shall, on the last day of the term hereof or of any extension or renewal thereof or upon any earlier termination of this Lease, surrender and deliver up the premises into the possession of the Landlord in the same order, condition and repair as when delivered to Tenant, wear and tear, damage by fire, explosion or the element excepted.
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QUIET           21. Landlord covenants that if and so long as Tenant pays the
ENJOYMENT       rent, additional rent and other sum or sums of money and charges as herein provided and upon performance of all of the covenants, conditions and agreements aforesaid, Tenant shall and may preaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject, however, to the terms of this Lease.

                22. That if the said premises, or any part thereof shall be deserted or become vacant during said term, or if any default be made in the payment of the said rent or any part thereof, or if any default be made in the performance of any of the covenants herein contained, the Landlord or representatives may re-enter the said premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and the Tenant hereby expressly waives the service of any notice in writing of intention to re-enter, and the Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and the Landlord may rent the premises on behalf of the Tenant, reserving the right to rent the premises for a longer period of time than fixed in the original lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the premises to rentable condition, and then to the payment of the rent and all other charges due and to grow due to the landlord, any surplus to be aid to the Tenant, who shall remain liable for any deficiency.

                23. That the Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to the negligence of the Landlord.

                24. The Tenant has this day deposited with the Landlord the sum of $ 25,833.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease

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                upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord.

                25. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.

                26. It is expressly understood and agreed that in case the demised premises shall be deserted or vacated, or if default be made in the payment of the rent or any part thereof as herein specified, or if, without the consent of the Landlord, the Tenant shall sell, assign or mortgage this lease or if default be made in the performance of any of the covenants and agreements in this lease contained on the part of the Tenant to be kept performed, or if the Tenant shall fail to comply with any of the statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government or of any and all their Departments and Bureaus, applicable to said premises, or hereafter established as herein provided, or if the Tenant shall file a petition in bankruptcy or be adjudicated a bankrupt, or make an assignment for the benefit of crditors to take advantage of any insolvency act, the Landlord may, if the Landlord so elects, at any time thereafter temrinate this lease and the term hereof, on giving to the Tenant five days' notice in writing of the Landlord's intention so to do, and this lease and the term hereof shall expire and come to an end on the date fixed in such notice as if the said date were the date originally fixed in this lease for hte expiration hereof. Such notice may be given by mail to the Tenant addressed to the demised premises.
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                27. That the Tenant will not nor will the Tenant permit
                undertenants or other persons to do anything in said premises, or bring anything into said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the rate of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for any business or purpose which would cause an increase in the rate of fire insurance on said building, and the Tenant agrees to pay on demand any such increase.

                28. The failure of the Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that the Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

                29. In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the re-entry of the Landlord under the terms and covenants contained in this lease or by the ejectment of the Tenant by summary proceedings or otherwise, or after the abandonment of the premises by the Tenant, it is hereby agreed that the Tenant shall remain liable and shall pay in monthly payments the rent which accrues subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained, the difference between the rent reserved and the rent collected and received, if any, by the Landlord during the remainder of the unexpired term, such difference or deficiency between the rent herein reserved and the rent collected if any, shall become due and payable in monthly payments during the remainder of the unexpired term, as the amounts of such difference of deficiency shall from time to time be ascertained; and the Tenant waives and will waive all rights to trial by jury in any summary proceedings hereafter instituted by the Landlord against the Tenant in respect to the demised premises or in any action brought to recover rent or damages hereunder.

                30. Landlord states that it has a report of the New York Testing Laboratory, that the land fill is non-toxic in nature.

INSURANCE       31. (a) Tenant is to maintain, throughout the term of the lease both bodily injury and property damage liability insurance for the mutual benefit of the Landlord and Tenant, naming the Landlord as an additional insured against claims for bodily injury, death or property damage occurring on, in or about the premises, sidewalks, adjoining streets, property and passageways. Such insurance shall be a general, all risk liability policy of not less than $1,000,000 per person for bodily injury or wrongful death and not less than $100,000 property damage.

                b) All insurance policies maintained by the Tenant shall name the Landlord and Tenant as insureds as their respective interests may appear. Such insurance shall be written by companies of recognized financial standing. All insurance maintained by Tenant shall provide that no cancellation, reduction or other material changes thereof shall be effective until at least ten (10) days after receipt of written notice thereof by Landlord, and Tenant will, at the Landlord's request, furnish to Landlord certificates of such insurance.

                c) Tenant is to maintain, throughout the term of the lease, fire insurance covering the premises in an amount equal to the fair market value of the building and structures thereon presently and in the event the tenant makes improvements or constructs additional structures on the premises, the tenant shall supply coverage of such additional structures in an amount not less than the replacement value. The policy shall name Landlord as an insured under the policy as its interest may appear. The tenant shall furnish to the Landlord, at Landlord's request, certificates of insurance.

                32. Tenant has inspected said premises and is thoroughly acquainted with its condition and is leasing said premises "as is" and in their present condition.

IN WITNESS WHEREOF, the parties hereto have executed this Lease in person or by a duly authorized officer on the day and year stated in the commencement.

SIGNED, SEALED AND DELIVERED                   LANDLORD; Bonnie Heights Realty
IN THE PRESENCE OF:                            Corp.

                                               BY: [ILLEGIBLE]
                                                  ------------------------------


______________________________                 ITS: Vice Pres.
                                                   -----------------------------


                                               TENANT:

______________________________                 BY: [ILLEGIBLE]
                                                  ------------------------------


                                               ITS:  Pres.
                                                   -----------------------------

                               AMBOY BUS CO., INC.
                                 7 North Street
                          Staten Island, New York 10302

                                                                    May 10, 1996

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Bonnie Heights Realty Corp.
One Edgewater Plaza
Staten Island, New York 10305

                  Re:    Lease Agreement dated August 5, 1986
                         between Bonnie Heights Realty Corp.
                         as Landlord and Amboy Bus Co., Inc. as Tenant

Gentlemen:

         Reference is made to the above-captioned lease and more particularly to paragraph 15 thereof entitled "Option to Renew". Please be advised that the tenant hereby exercises its option to renew the lease for an additional period of five years.

                                                Very truly yours,

                                                AMBOY BUS CO., INC.

                                                By: /s/ Domenic Gatto
                                                    ----------------------------
                                                    Domenic Gatto, President


DG/cz
cc:   Kenneth Lee Raisch, Esq.

                               AMBOY BUS CO., INC.
                                52 Bayview Avenue
                          Staten Island, New York 10309

                                                               December 26, 1989

CERTIFIED MAIL
RETURN RECEIPT REQUESTED

Bonnie Heights Realty Corp.
One Edgewater Plaza
Staten Island, New York 10305

                 Re:    Lease Agreement dated August 5, 1986
                        between Bonnie Heights Realty Corp.
                        as Landlord and Amboy Bus Co., Inc. as Tenant

Gentlemen:

         Reference is made to the above-captioned lease and more particularly to paragraph 15 thereof entitled "Option to Renew". Please be advised that the tenant hereby exercises its option to renew the lease for an additional period of five years.

                                                Very truly yours,

                                                AMBOY BUS CO., INC.

                                                By: /s/ Domenic Gatto
                                                    ----------------------------
                                                           Domenic Gatto
                                                             President

cc: James Dowling, Esq.